UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 8, 2013 (January 6, 2013)
Date of Report (date of earliest event reported)

_________________________

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35439	71-1036989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(646) 937-6900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding settlement of certain litigation relating to the Agreement and Plan of Merger by and among American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”), Realty Income Corporation, a Maryland corporation (“Realty”), and Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of Realty (“Merger Sub”), dated as of September 6, 2012.

SETTLEMENT OF CERTAIN LITIGATION

As previously reported, most recently in a joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2012 (the “Definitive Proxy Statement”), since the announcement of the merger on September 6, 2012, nine putative class actions and/or shareholder derivative actions were filed in Maryland and New York on behalf of alleged ARCT stockholders and/or ARCT itself. All of these complaints name as defendants ARCT, members of the ARCT board of directors, Realty Income, and Merger Sub. In each case, the plaintiffs allege that the ARCT directors breached their fiduciary duties to ARCT and/or its stockholders in negotiating and approving the merger agreement, that the merger consideration negotiated in the merger agreement improperly values ARCT, that the ARCT stockholders will not receive fair value for their ARCT common stock in the merger, and that the terms of the merger agreement impose improper deal-protection devices that purportedly preclude competing offers. The complaints further allege that Realty Income, Merger Sub, and, in some cases, ARCT aided and abetted those alleged breaches of fiduciary duty. The various amended complaints add allegations that disclosures regarding the proposed merger in the joint proxy statement/prospectus filed on October 1, 2012 (and subsequently amended) and the Definitive Proxy Statement are inadequate. Plaintiffs seek injunctive relief, including enjoining or rescinding the merger, and an award of other unspecified attorneys’ and other fees and costs, in addition to other relief.

Maryland Actions. Six putative class actions and/or shareholder derivative actions were filed on behalf of alleged ARCT stockholders and/or ARCT itself in the Circuit Court for Baltimore City, Maryland, under the following captions: Quaal v. American Realty Capital Trust Inc., et al., No. 24−C1−2005306, filed September 7, 2012; Hill v. American Realty Capital Trust, Inc., et al., No. 24−C−005502, filed September 19, 2012; Goldwurm v. American Realty Capital Trust, Inc., et al., No. 24−C−005524, filed September 20, 2012; Gordon v. Schorsch, et al., No. 24−C−12−5571, filed September 21, 2012; Gregor v. Kahane, et al., No. 24−C−12−5563, filed September 21, 2012; and Rooker v. American Realty Capital Trust Inc., et al., filed October 5, 2012. On November 16, 2012, the court consolidated these actions into a single action captioned In re American Capital Realty Trust, Inc. Shareholder Litigation, No. 24−C−12−005306 (the “Maryland Action”), and, on November 21, 2012, appointed Brower Piven, P.C. as lead counsel for plaintiffs (“Lead Plaintiffs’ Counsel”). On December 11, 2012, Lead Plaintiffs’ Counsel moved for a preliminary injunction and to compel discovery. Lead Plaintiffs’ Counsel filed a consolidated amended complaint in the consolidated actions on December 14, 2012, and defendants filed amended motions to dismiss that amended complaint on December 21, 2012. A hearing on the motions to dismiss is scheduled for February 12, 2013. No hearing date has been scheduled for the motion for preliminary injunction.

Before the court consolidated the Maryland cases and appointed lead counsel, defendants had moved to dismiss the actions and also had moved to stay discovery pending disposition of the motions to dismiss. Plaintiffs had filed their own motions to compel discovery and to expedite discovery. On December 13, 2012, the Circuit Court for Baltimore City granted defendants’ motion to stay discovery and denied plaintiffs’ motion to expedite discovery.

After the Maryland court denied plaintiff Sydelle Goldwurm’s motion for appointment of lead plaintiff and lead counsel in the Maryland litigation, plaintiff Goldwurm filed a class action and shareholder derivative action in the United States District Court for the District of Maryland, captioned Goldwurm v. American Realty Capital Trust, Inc., et al., No. 1:12−cv−03516−JKB (the “Federal Action”). On December 3, 2012, she voluntarily dismissed her case in the Circuit Court for Baltimore City, Maryland. On December 12, 2012, plaintiff Goldwurm moved for expedited discovery. Defendants moved to stay the federal case on December 13, 2012, and moved to dismiss it on December 19, 2012.

On January 6, 2013, the defendants in the Maryland Action entered into a memorandum of understanding with the plaintiffs in the Maryland Action regarding settlement of all claims asserted on behalf of the alleged class of ARCT stockholders. In connection with the settlement contemplated by that memorandum of understanding, the Maryland Action and all claims asserted in that litigation will be dismissed, subject to court approval. The proposed settlement terms require ARCT to make certain additional disclosures related to the merger, as set forth in this Current Report on Form 8-K. The parties also agreed that plaintiffs may seek attorneys’ fees and costs in an as-yet undetermined amount, with ARCT to pay such fees and costs if and to the extent they are approved by the Maryland court. The memorandum of understanding further contemplates that the parties will enter into a stipulation of settlement, which will be subject to customary conditions, including confirmatory discovery and court approval following notice to ARCT’s stockholders. If the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, that the court will approve any proposed settlement, or that any eventual settlement will be under the same terms as those contemplated by the memorandum of understanding.

New York Actions. Two putative class actions were also filed on behalf of alleged ARCT stockholders in the Supreme Court of the State of New York for New York, New York, under the following captions: The Carol L. Possehl Living Trust v. American Realty Capital Trust, Inc., et al., No. 653300−2012, filed September 20, 2012, and Salenger v. American Realty Capital Trust, Inc. et al., No. 353355−2012, filed September 25, 2012. On October 19, 2012, the court consolidated these actions into a single action captioned In re American Realty Capital Trust Shareholders Litigation, No. 653300−2012 (the “New York Action”), and appointed Robbins Geller Rudman & Dowd LLP as lead counsel for plaintiffs. Plaintiffs filed an amended complaint in the consolidated New York Action on October 23, 2012. On November 9, 2012, the Court granted defendants’ motion to stay the New York Action pending the Maryland Action.

SUPPLEMENT OF DEFINITIVE PROXY STATEMENT

In connection with the settlement of the Maryland Action, defendants in that case have agreed to make these supplemental disclosures to the Definitive Proxy Statement. The supplemental information set forth below must be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Definitive Proxy Statement. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. All page number references are to the Definitive Proxy Statement.

The penultimate paragraph on page 58 is hereby amended and supplemented by inserting the following after the first sentence of that paragraph:

This was the first communication between the two companies about an extraordinary transaction since February 22, 2012.

The third full paragraph on page 60 is hereby amended and supplemented by inserting the following after the fifth sentence of that paragraph:

These factors, as well as the ARCT Board’s belief that ARCT’s stock price effectively precluded interest from any other potential bidders, made the ARCT Board comfortable proceeding with the proposed all-stock transaction without a floor or collar. In light of the review of potential strategic alternatives conducted by ARCT in May 2011, the ARCT Board did not believe that it was likely that another party would make or accept an offer to engage in a transaction with ARCT that would be more favorable to ARCT and its stockholders than the proposed transaction with Realty Income (see the section entitled “—Recommendations of ARCT’s Board of Directors and Its Reasons for the Merger” beginning on page 66 of this proxy statement/prospectus). ARCT did not request that Goldman Sachs solicit interest from other potential bidders in August 2012 because, based on the events of the past year, the ARCT Board was confident it understood the potential bidders that might be interested in a transaction with ARCT and concluded that Realty Income was the only viable candidate for a transaction that might be acceptable to the ARCT Board. Since the date of the merger agreement, no other entity has expressed to ARCT an interest in making or in having the opportunity to make a proposal superior to the proposed transaction.

The second full paragraph on page 61 is hereby amended and supplemented by replacing the last sentence of that paragraph with the following:

Under the agreed-upon term sheet with Realty Income, change-of-control payments under management agreements and company plans, including under ARCT’s incentive plans, would be capped at $22 million (a condition required by Realty Income) in lieu of the $31.5 million as calculated by ARCT’s compensation consultant under the terms of the plans.

The penultimate paragraph on page 71 is hereby amended and supplemented by replacing sub-paragraph (c) of that paragraph with the following:

In connection with rendering its opinion, BofA Merrill Lynch:

* * * * *

(c)	reviewed an alternative version of the ARCT Forecasts prepared by the management of Realty Income that extended the ARCT Forecasts to include calendar years ending December 31, 2014 through December 31, 2018 and incorporated certain other adjustments thereto, referred to herein as the “Adjusted ARCT Forecasts”, and discussed with the management of Realty Income its assessments as to the relative likelihood of achieving the future financial results reflected in the ARCT Forecasts and the Adjusted ARCT Forecasts for the periods reflected therein;

The table on page 75 is hereby amended and supplemented by replacing it with the following:

Acquirer	Target	Target’s Adjusted One-Year Forward FFO Multiple
• Gramercy Capital Corp.	• American Financial Realty Trust	• 13.1x
• Investor Group led by Macquarie Bank	• Spirit Finance Corporation	• 15.6x
• General Electric Capital Corporation	• Trustreet Properties, Inc.	• 20.3x
• Record Realty Trust	• Government Properties Trust, Inc.	• 17.7x
• Lexington Realty Trust	• Newkirk Realty Trust, Inc.	• 8.8x
• DRA Advisors LLC	• Capital Automotive REIT	• 15.6x

The penultimate paragraph on page 75 is hereby amended and supplemented by replacing the second sentence of that paragraph with the following:

BofA Merrill Lynch calculated terminal values for ARCT by applying a range of perpetuity growth rates of 0.75% to 1.25% to ARCT’s fiscal year 2017 projected unlevered free cash flows, based on BofA Merrill Lynch’s professional judgment.

The disclosures contained under the caption “Opinion of ARCT’s Financial Advisor—Selected

Precedent Transaction Analysis” beginning on page 93 are hereby amended and supplemented by replacing them with the following:

Goldman Sachs analyzed certain publicly available information relating to the following acquisitions involving a real estate investment trust as the target and, with respect to each of the transactions, calculated the implied premium represented by the announced per-share transaction price to the closing price of the target company’s common stock on the last trading day before the public announcement of the transaction, or the “one-day premium”:

Date Announced	Target	Acquiror	1-Day Premia
12/27/2011	Cogdell Spencer Inc.	Ventas, Inc.	8.4%
02/27/2011	Nationwide Health Properties, Inc.	Ventas, Inc.	15.5%
01/27/2011	ProLogis	AMB Property Corporation	(0.1)%
12/10/2008	American Land Lease, Inc.	Green Courte Partners, LLC	264.1%
02/11/2008	GMH Communities Trust	American Campus Communities, Inc.	72.0%
11/05/2007	American Financial Realty Trust	Gramercy Capital Corp.	30.6%
07/24/2007	Republic Property Trust	Liberty Property Trust	28.0%
06/21/2007	Equity Inns, Inc.	Whitehall Street Global Real Estate Limited Partnership 2007	18.8%
05/29/2007	Archstone-Smith Trust	Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc.	18.8%
05/23/2007	Crescent Real Estate Equities Company	Morgan Stanley Real Estate	5.5%
04/30/2007	Eagle Hospitality Properties Trust, Inc.	Apollo Real Estate Investment Fund V, L.P., Aimbridge Hospitality, L.P. and JF Capital Advisors, LLC	12.2%
04/24/2007	Highland Hospitality Corporation	JER Partners	3.7%
04/16/2007	Innkeepers USA Trust	Apollo Investment Corporation	7.9%
03/13/2007	Spirit Finance Corporation	Macquarie Bank Limited, Kaupthing bank hf. and other independent equity participants	11.1%
02/27/2007	New Plan Excel Realty Trust, Inc.	Centro Properties Group	10.4%
02/21/2007	Winston Hotels, Inc.	Inland American Real Estate Trust, Inc.	8.6%
01/19/2007	CNL Hotels & Resorts, Inc.	Morgan Stanley Real Estate Fund V Inc. and Ashford Hospitality Trust, Inc,	7.9%
01/17/2007	The Mills Corporation	Farallon Capital Management L.L.C. and Simon Property Group Inc.	42.1%
01/15/2007	Sunrise Senior Living Real Estate Investment Trust	Ventas, Inc.	49.3%
11/19/2006	Equity Office Properties Trust	Blackstone Real Estate Partners V L.P.	24.1%
10/30/2006	Trustreet Properties, Inc.	General Electric Capital Corporation	36.3%
10/23/2006	Government Properties Trust, Inc.	Record Realty Trust	17.2%
10/23/2006	Inland Retail Real Estate Trust, Inc.	Developers Diversified Realty Corporation	N/A
09/13/2006	Windrose Medical Properties Trust	Health Care REIT, Inc.	21.8%
08/21/2006	Glenborough Realty Trust Inc.	Morgan Stanley Real Estate Investing	8.2%

08/03/2006	Reckson Associates Realty Corp.	SL Green Realty Corp.	6.5%
07/23/2006	Newkirk Realty Trust, Inc.	Lexington Corporate Properties Trust	5.8%
07/10/2006	Pan Pacific Retail Properties, Inc.	Kimco Realty Corporation	(0.0)%
07/10/2006	Heritage Property Investment Trust Inc.	Centro Properties Group	3.3%
06/05/2006	Trizec Properties, Inc.	Blackstone Real Estate Partners V L.P. and Brookfield Properties Corporation	25.9%
03/07/2006	Shurgard Storage Centers, Inc.	Public Storage, Inc.	13.6%
03/06/2006	CarrAmerica Realty Corporation	Blackstone Real Estate Partners V L.P.	8.9%
02/10/2006	Bedford Property Investors, Inc.	LBA Realty LLC	9.6%

Although none of the selected transactions is directly comparable to the proposed merger, the target companies in the selected transactions are such that, for purposes of analysis, the selected transactions may be considered similar to the proposed merger.

Goldman Sachs calculated the mean and medium one-day premia reflected by the above-listed transactions, excluding the premium applicable to the acquisition of American Land Lease, Inc. announced on December 10, 2008.

The results of this analysis are as follows:

Selected Transactions	1 Day Premium
Since 01/01/2011
High	15.5%
Low	(0.2)%
Mean	7.9%
Median	8.4%
Since 01/01/2006
High	264.1%
Low	(0.2)%
Mean	17.2%
Median	11.1%
Between 01/01/2006 and 12/31/2008
High	264.1%
Low	(0.0)%
Mean	18.2%
Median	11.6%

Based on the foregoing calculations, Goldman Sachs applied the range of premia represented by selected transactions announced since January 1, 2011 to the closing price of ARCT’s common stock on September 4, 2012 to derive a range of illustrative implied values per share of ARCT’s common stock of $11.93 to $13.80.

Additional Information and Where to Find It

In connection with the proposed merger, ARCT and Realty have filed a Definitive Proxy Statement with the SEC on December 6, 2012 and commenced mailing the Definitive Proxy Statement and a form of proxy to the stockholders of ARCT. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain, without charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCT with the SEC are also available free of charge on ARCT’s website at http://ir.arctreit.com, and copies of the documents filed by Realty with the SEC are available free of charge on Realty’s website at http://www.realtyincome.com.

Participants in Solicitation

ARCT, Realty and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT’s and Realty’s stockholders in respect of the proposed merger. Information regarding ARCT’s directors and executive officers can be found in ARCT’s definitive proxy statement filed with the SEC on May 21, 2012. Information regarding Realty’s directors and executive officers can be found in Realty’s definitive proxy statement filed with the SEC on March 30, 2012. Stockholders may obtain additional information regarding the interests of ARCT and its directors and executive officers in the proposed merger, which may be different than those of ARCT’s stockholders generally, by reading the Definitive Proxy Statement filed in connection with the proposed merger with the SEC on December 6, 2012 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from ARCT or Realty, as applicable, using the sources indicated above.

Forward Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCT’s and Realty’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCT and Realty to obtain the stockholder approvals required to consummate the proposed merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in ARCT’s and Realty’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCT and Realty disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: January 8, 2013	By:	/s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer and President